CEO CERTIFICATION PURSUANT TO SECTION 906
Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Axos Financial, Inc. (the “Company”) on Form 10-K for the period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory Garrabrants, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 25, 2021	/s/ GREGORY GARRABRANTS
GREGORY GARRABRANTS
President and Chief Executive Officer
(Principal Executive Officer)